Exhibit 10.3 Domain Names and Email Account Assignment dated July 25, 2012 between Premier Holding Corp. and Active ES Lighting Controls, Inc.

DOMAIN NAME AND EMAIL ACCOUNT ASSIGNMENT

This DOMAIN NAME AND EMAIL ACCOUNT ASSIGNMENT (hereinafter this “Assignment”) is made and entered into as of this 25th day of July, 2012 (hereinafter the “Effective Date”) by and between ACTIVE ES LIGHTING CONTROLS, INC., a California corporation (“Assignor”), and PREMIER HOLDINGS CORP., a Nevada corporation (“Assignee”). Assignor and Assignee are collectively referred to herein as the “Parties”.

WHEREAS, Assignor is the sole and exclusive owner of the domain names listed across from its name on Schedule A attached hereto and incorporated herein (hereinafter the “Domain Names”);

WHEREAS, Assignor is the sole and exclusive owner of the electronic mail accounts listed across from its name on Schedule B attached hereto and incorporated herein (hereinafter the “Email Accounts”)

WHEREAS, Assignee desires to acquire all rights in and to the Domain Names and the Email Accounts;

WHEREAS, Assignor desires to transfer to Assignee all rights in and to the Domain Names and the Email Accounts;

WHEREAS, Assignor has registered the Domain Names with the registrar GoDaddy.com, LLC (the “Registrar”), which has the responsibility, and a procedure in place, for effecting transfers of .com domain names from a registrant to another party and for effecting transfers of .com domain names to other registrars;

WHEREAS, Assignor has also engaged the Registrar to host the Email Accounts, which has the responsibility, and a procedure in place, for effecting transfers of electronic mail accounts from a registrant to another party; and

WHEREAS the Parties desire to memorialize the assignment of the Domain Names and the Email Accounts;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1.                  Assignment of Domain Names and Email Accounts. On the Effective Date hereof, Assignor hereby grants, assigns, and quitclaims to Assignee all of its right, title, and interest in and to the Domain Names and the Email Accounts (and all associated goodwill).

2.                  Cooperation and Further Documentation. Assignor agrees to execute and deliver without further consideration such further instruments and other documents, and to cooperate with Assignee in any manner as may be reasonably required by Assignee to vest all rights, title, and interest in and to the Domain Names and the Email Accounts in Assignee and to effectuate the purpose and intent of this Assignment so that the transfer of the Domain Names and the Email Accounts to Assignee is recorded in the appropriate registrar for the Domain Names and the appropriate hosting service for the Email Accounts. Assignor further agrees to undertake whatever actions are required by the Registrar, including, without limitation, the initiation of the transfer process and removal of any registrar locks, to effectuate the transfer of ownership of the Domain Names and the Email Accounts to Assignee so that Assignee will be (i) the sole registered owner of the Domain Names and will be registered on whatever ICANN-accredited domain name registrar that Assignee shall designate; and (ii) the sole registered owner of the Email Accounts and will be registered on whatever electronic mail hosting service that Assignee shall designate.

3.                  Governing Law. This Assignment shall be governed by and interpreted and enforced in accordance with the laws of the State of California, without giving effect to any choice of law or conflict of laws rules or provisions that would cause the application of the laws of any jurisdiction other than the State of California.

4.                  Counterparts. This Assignment may be executed by facsimile or pdf signature and in any number of counterparts, and the Parties hereto may execute separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

5.                  [Signature Page Follows]

AGREED TO AND ACCEPTED BY ASSIGNOR:

Dated: July 25, 2012 ACTIVE ES LIGHTING CONTROLS, INC.

a California corporation

By: /s/ Lawrence Young

Name: Lawrence Young

Title: President

AGREED TO AND ACCEPTED BY ASSIGNEE:

Dated: July 25, 2012 PREMIER HOLDINGS CORP.

a Nevada corporation

By: /s/ Kevin B. Donovan

Name: Kevin B. Donovan

Title: Chief Executive Officer